UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant's telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

      Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 7.01 Regulation FD Disclosure.

On November 6, 2017, First National Corporation (the "Company") participated in the Hovde Group's 2nd Annual Fast-Forward Bank Conference in Phoenix. An investor presentation, which includes information regarding the Company's financial results, business strategies and trends, is intended to be made available to shareholders, analysts and investors. A copy of the presentation to investors is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information provided pursuant to this Item 7.01 is to be considered "furnished" pursuant to Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of the Company's reports or filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such report or filing. The filing of this Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No	Description

99.1	First National Corporation investor presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: November 6, 2017	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No	Description

99.1	First National Corporation investor presentation

4

Exhibit 99.1

 Investor PresentationNovember 2017

 Forward-Looking Statements  The Company makes forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements may include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties. Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company’s Form 10-K for the year ended December 31, 2016.  2

Corporate Profile

Overview

- Shares of common stock quoted under "FXNC" on OTC Markets Group exchange
- Community banking since 1907
- 15 branches across 7 counties and 4 MSAs throughout Virginia
- Wealth management division $204 million AUM

Financial Highlights

($ Millions)	
Total assets	$731.5
Total loans held for investment	514.7
Total deposits	656.3
Shareholders' equity	57.5
Market capitalization	80.6

Ratios	
Return on average assets	1.00%
Return on average equity	12.78%
Net interest margin	3.79%
Efficiency ratio	66.38%
NPAs/assets	0.32%
Tangible common equity / tang. assets	7.73%

Branch Map



Oakland
Keyser
Oldtown
Martinsburg
Frederick
Towson
Baltimore
Gainesboro
Brunswick
Urbana
Ellicott City
Winchester
Columbia
Old Fields
Leesburg
Rockville
Glen Burnie
Petersburg
Strasburg
Bethesda
Silver Spring
Annapolis
Front Royal
Chantilly
Arlington
Bowie
Woodstock
Washington
Manassas
Fairfax
Alexandria
Franklin
Timberville
Luray
Warrenton
Dale City
St Charles
Harrisonburg
Culpeper
La Plata
Golden Beach
Bridgewater
Fredericksburg
Chancellor
Ruckersville
Staunton
Waynesboro
Charlottesville
Stuarts Draft
Beaverdam
Tappahannock
Cunningham
Lexington
Lovingston
Ashland
Buena Vista
Tuckahoe
Richmond
Buckingham
Lynchburg
Macon
Chester
Hopewell
Farmville
Petersburg
Rustburg
Williamsburg
Newport News
Altavista
Charlotte Court House
Dinwiddie
Lunenburg
Smithfield

Market capitalization at October 27, 2017. All other financial information at or for the quarter ended September 30, 2017.

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Strengths

- Management team with track record of success
- Annual loan growth averaged 12% last 3 years
- Superior asset quality with NPAs/Assets of 0.32%
- Non-interest income at 1.10% of average assets
- Wealth management with full trust powers
- Low-cost deposit portfolio at 0.27%
- Trusted financial advisors building customer relationships
- Providing solutions to small businesses
- Demonstrated ability to execute acquisitions

Financial information at or for the quarter ended September 30, 2017.

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 Markets   Diverse economies with large regional medical centers and higher education, including Shenandoah University, James Madison University and Mary Baldwin University. Low unemployment rates.  Projected population  5  Source: Virginia Employment Commission, October 2017

Richmond Expansion

- Hired experienced loan and deposit team
- Deposit market of $2.9 billion within 3 miles of branch
- Projecting average annual loan growth of $20 million
- Provides geographic diversity for loan portfolio
- Anticipating earnings accretion in year 2
- Healthy economy with unemployment lower than U.S.
- Large employers are government, health care and finance
- Ranked #24 in Top 100 Best Places to Live by U.S. News

6

 Markets Richmond expansion   Projected population (1)  7  Source: (1) Virginia Employment Commission, October 2017 (2) SNL Financial

Experienced Team

Executive	Role	Industry Experience
Scott Harvard	President/CEO	40 years
Dennis Dysart	Sr. EVP/COO	24 years
Shane Bell	EVP/CFO	23 years
Sam Crow	EVP/CCO	26 years
Chris Martin	EVP/CRO	14 years
Butch Smiley	Regional President	35 years
Andy McLean	Market President	36 years

- Experienced and motivated management team aligned with shareholders
- Well-connected to the business/professional community in its markets
- Impressive track record in community banking and creation of franchise value
- Excellent regulatory relationships

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 Strategy   Grow assets without adding significant overhead  Deploy cash and securities into loans   Deposit growth in vibrant markets  Leverage seasoned bankers in new markets, banker lift-outs, LPOs  Enter new markets, gain scale and efficiencies  Assume deposits for loan growth  Diversify revenue with new businesses  Grow our company to total assets in excess of $1 billion by building relationships and acting as trusted financial advisors delivering financial solutions to small businesses and individuals throughout the communities we serve.  9

 Efficiency  Scale  Strategic Focus Drivers of Value for U.S. Banks  10  Source: Hovde Group. U.S. banks with assets less than $10 billion

Strategy Execution

- Well-executed drive to improve efficiency
- Successful $186 million branch acquisition
- Deployed acquired deposits with excellent loan growth
- Growth of non-interest bearing deposits
- Reinvigorated loan production with superior asset quality
- Successful team lift out in Staunton-Augusta County
- Recent team lift out and expansion to Richmond's west end

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 Deposit Growth  Total Deposits  12  $466.9 $450.7 $444.3 $627.1 $645.6 $656.3  Dollars in millions. Financial information at December 31. 3Q17 is unaudited.

 Loan Growth  Total Loans  13   $383.6 $357.1 $378.4 $439.0 $486.1 $514.7  Dollars in millions. Financial information at December 31. 3Q17 is unaudited.

 Asset Growth  Total Assets  14  $532.7 $522.9 $518.2 $692.3 $716.0 $731.5  Dollars in millions. Financial information at December 31. 3Q17 is unaudited.

 Asset Quality Low nonperforming assets  Nonperforming assets comprised of non-accrual loans and other real estate owned. Peers defined as banks in Virginia with assets between $500 million to $1 billion as of June 30, 2017. Dollars in millions. Quarterly financial information is unaudited.  NPAs / Assets  Nonperforming Assets   15

 Improved Efficiency  16  Total revenue comprised of net interest income and non-interest income.Dollars in millions. Quarterly financial information is unaudited.  Efficiency Ratio  Revenue Growth + Expense Management

 Earnings Per Share Quarterly earnings improvement  Basic and diluted earnings per share. Quarterly financial information is unaudited.  17   2015

 Profitability  18  Quarterly financial information is unaudited.

 Capital  19  Note: TCE/TA ratio is First National Corporation. Leverage and Total Risk Based Capital Ratios are First Bank

 20  Source: SNL Financial, as of October 27, 2017  FXNC Stock Performance +226% over 5 years  1-year  +40%  2-year  +99%  5-year  +226%

 Revenue Opportunity Drive revenue with loan growth  Loans / Assets  21  Source: SNL Financial. Peers defined as banks in Virginia with assets between $500 million to $1 billion as of June 30, 2017. Quarterly financial information is unaudited.

 22  Deposit Growth Opportunities Growing VA markets  Source: SNL Financial June 30, 2017. Legacy includes City of Winchester, Frederick, Shenandoah and Warren Counties; South includes Cities of Staunton and Waynesboro, Rockingham, Buckingham and Price Edward Counties; Richmond includes deposits within 3 miles of the Patterson Avenue First Bank office.

 23  Opportunities to Build Scale Consolidation continues in Virginia  Total Number of Virginia Banks  Source: Virginia Bankers Association

 Opportunities to Build Scale Whole bank acquisitions  Number of Virginia Banks by Asset Size  24  Source: Virginia Bankers Association

 Stock Profile  Source: SNL Financial, data as of October 27, 20171 Most recent cash dividend paid on September 15, 20172 At September 30, 2017  Ticker symbol  FXNC  Exchange  OTC  Market price   $16.30  Common shares outstanding  4,945,056  Market capitalization  $80.6 million  Insider ownership  17.2%  Institutional ownership  9.9%  Quarterly cash dividend 1  $0.035, dividend yield 0.9%  Average volume (LTM)  1,025  EPS (MRQ)  $0.37  Tangible book value per share 2  $11.42  25

Value Proposition

- Proven management team
  - Branch acquisition and team lift out
  - Margin expansion
  - Capital management
  - Return on investment
- Focused on scale and efficiency to drive value
- Low-cost deposit funding available for loan growth
- Disciplined loan growth with superior asset quality
- Superior non-interest income
- Deep relationships in robust, growing markets
- Recent team lift creates growth opportunity in Richmond

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   Appendix  27

Financial Performance

(dollars in thousands) except per share data	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	Nine months ended 9/30/2017
	At or for the year ended,					
Balance Sheet						
Assets	$532,697	$522,890	$518,165	$692,321	$716,000	$731,503
Loans, net	370,519	346,449	371,692	433,475	480,746	509,406
Deposits	466,917	450,711	444,338	627,116	645,570	656,262
Tangible common equity	30,350	38,888	44,884	43,607	50,582	56,450
Balance Sheet Ratios						
Loans / Deposits	82.15%	79.23%	85.16%	70.00%	75.29%	78.43%
TCE / TA	5.70%	7.44%	8.66%	6.32%	7.08%	7.73%
Leverage ratio [1]	9.15%	10.68%	12.90%	8.12%	8.48%	9.06%
Total capital ratio [1]	13.59%	16.62%	19.14%	13.86%	13.47%	13.91%
Performance						
Net income	$1,896	$8,961	$6,493	$1,542	$5,907	$5,131
Diluted EPS	$0.48	$1.83	$1.32	$0.31	$1.20	$1.04
ROAA	0.53%	1.85%	1.45%	0.41%	0.84%	0.95%
ROAE	6.80%	21.87%	13.49%	4.58%	12.00%	12.47%
Net interest margin	3.89%	3.72%	3.86%	3.52%	3.61%	3.74%
Efficiency ratio	70.01%	74.79%	73.96%	80.92%	71.05%	67.51%
Asset Quality						
NPAs / Assets	2.63%	2.81%	1.91%	0.94%	0.25%	0.32%
NCOs / Avg loans	0.88%	0.53%	0.02%	0.27%	0.04%	0.00%
Reserves / Loans	3.41%	2.98%	1.77%	1.26%	1.09%	1.03%

[1] First Bank capital ratios.
Financial information for nine months ended September 30, 2017 is unaudited.

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 Diversified Loan Portfolio  Loan Composition   29  At September 30, 2017. Unaudited.

 Loan Composition Commercial Real Estate (CRE) Detail    Owner-Occupied      Non Owner-Occupied      Total    Office/retail buildings   5.4%   $ 27,973     5.9%   $ 30,535     11.4%   $58,508   Industrial/warehouse   2.4%   12,518     2.6%   13,178     5.0%   25,696   Hotel/motel-franchise    -    -     4.1%  21,124     4.1%  21,124  Other   2.3%   11,836     1.6%   8,184     3.9%   20,020   Office/retail condominiums   1.8%   9,185     1.5%   7,588     3.3%   16,773   Mixed use   0.8%   4,084     1.5%   7,781     2.3%   11,865   Auto (sales/repairs)   1.7%   8,689     0.0%   51     1.7%   8,740   Self-storage facilities   -   -    1.4%  7,329     1.4%  7,329   Religious facilities   0.6%   2,905     0.9%   4,410     1.4%   7,315   Golf courses   1.1%   5,419     0.0%   218     1.1%   5,637   Restaurants   0.6%   3,172     0.4%   2,169     1.0%   5,341   Convenience store/gas station   0.8%   4,275     0.1%   422     0.9%   4,697   Hotel/motel-private    -    -     0.4%   2,178     0.4%  2,178   Health/recreation facilities   0.4%   1,911     0.1%   364     0.4%   2,275     17.9%   $ 91,967     20.5%  $105,531     38.4%   $197,498   30  At September 30, 2017. Unaudited.

 Low Cost Deposits  Deposit Composition  Non-maturity deposits 80% of total depositsLow cost funding of 0.27%Comprised of 57% personal, 43% business$15 thousand average balance of non-maturity deposits  31  At September 30, 2017. Unaudited.

First National Corporation

Scott Harvard, President and CEO
(540) 465-6121
sharvard@fbvirginia.com

Shane Bell, Executive VP and CFO
(540) 465-6130
sbell@fbvirginia.com